                                                                  EXHIBIT 10.64

                              MARINER SAVINGS PLAN


     THIS INDENTURE made on the _____ day of _____________, 1998, by MARINER POST-ACUTE NETWORK, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor");



                              W I T N E S S E T H:
                              - - - - - - - - - -



     WHEREAS, the Primary Sponsor desires to establish for the benefit of its eligible employees and the eligible employees of its adopting subsidiaries a profit sharing plan with a cash or deferred feature;



     WHEREAS, the Plan is intended to be a profit sharing plan within the meaning of Treasury Regulations Section 1.401-1(b)(1)(ii) and also contains a cash or deferred arrangement as described in Section 401(k) of the Internal Revenue Code of 1986; and



     NOW, THEREFORE, the Primary Sponsor does hereby establish the Plan, effective as of October 1, 1998, to read as follows:

                              MARINER SAVINGS PLAN

                               TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
SECTION 1 DEFINITIONS.....................................................................................   1
SECTION 2 ELIGIBILITY.....................................................................................   9
SECTION 3 CONTRIBUTIONS...................................................................................   9
SECTION 4 ALLOCATIONS.....................................................................................  11
SECTION 5 PLAN LOANS......................................................................................  11
SECTION 6 IN-SERVICE AND HARDSHIP WITHDRAWALS.............................................................  13
SECTION 7 INDIVIDUAL FUNDS AND INVESTMENTS OF TRUST ASSETS................................................  14
SECTION 8 PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT................................................  15
SECTION 9 PAYMENT OF BENEFITS ON RETIREMENT...............................................................  17
SECTION 10 DEATH BENEFITS.................................................................................  18
SECTION 11 GENERAL RULES ON DISTRIBUTIONS.................................................................  18
SECTION 12 ADMINISTRATION OF THE PLAN.....................................................................  20
SECTION 13 CLAIM REVIEW PROCEDURE.........................................................................  22
SECTION 14 LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY INCOMPETENT  DISTRIBUTEE AND UNCLAIMED PAYMENTS..  23
SECTION 15 PROHIBITION AGAINST DIVERSION..................................................................  24
SECTION 16 LIMITATION OF RIGHTS...........................................................................  24
SECTION 17 AMENDMENT TO OR TERMINATION OF THE PLAN AND THE TRUST..........................................  25
SECTION 18 ADOPTION OF PLAN BY AFFILIATES.................................................................  26
SECTION 19 QUALIFICATION AND RETURN OF CONTRIBUTIONS......................................................  26
SECTION 20 INCORPORATION OF SPECIAL LIMITATIONS...........................................................  27
APPENDIX A LIMITATION ON ALLOCATIONS......................................................................   1
APPENDIX B TOP-HEAVY PROVISIONS...........................................................................   1
APPENDIX C SPECIAL NONDISCRIMINATION RULES................................................................   1
APPENDIX D SPECIAL TRANSITION RULES.......................................................................   1


                              MARINER SAVINGS PLAN

                                   SECTION 1
                                  DEFINITIONS
                                  -----------

     Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

     1.1  "Account" means a Member's aggregate balance in the following
           -------
accounts, as adjusted pursuant to the Plan as of any given date:

          (a)  "Employee Deferral Account" which shall reflect a Member's
                -------------------------
     interest in contributions made by a Plan Sponsor under Plan Section 3.1.

          (b)  "Matching Account" which shall reflect a Member's interest in
                ----------------
     matching contributions made by a Plan Sponsor under Plan Section 3.2.

          (c)  "Prior Matching Account" which shall reflect a Member's interest
                ----------------------
     in matching contributions made under any other tax-qualified plan, the assets of which have been merged into the Plan.

          (d) "Company Account" which shall reflect a Member's interest in the
               ---------------
     Company Account under the GranCare, Inc. 401(k) Savings Plan.

          (e) "Rollover Account" which shall reflect a Member's interest in
               ----------------
     Rollover Amounts.

In addition, the Plan Administrator shall allocate the interest of a Member in any funds transferred to the Plan in a trust-to-trust transfer (other than Rollover Amounts) or pursuant to the merger of another tax-qualified retirement plan with the Plan among the above accounts as the Plan Administrator determines best reflects the interest of the Member.

     1.2  "Affiliate" means (a) any corporation which is a member of the same
           ---------
controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor, (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor, (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with a Plan Sponsor, and (d) any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o). Notwithstanding the forgoing, for purposes of applying the limitations set forth in Appendix A and for purposes of determining Annual Compensations under Appendix A, the references to Code Sections 414(b) and (c) above shall be as modified by Code Section 415(h).

     1.3  "Annual Compensation" means wages within the meaning of Code Section
           -------------------
3401(a) (for purposes of income tax withholding at the source) paid to an Employee by a Plan Sponsor (and Affiliates for purposes of Appendices A, B and
C) during a Plan Year (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code
Section 3401(a)(2)), to the extent not in excess of the Annual Compensation

Limit for all purposes under the Plan except determining Highly Compensated Employees or Key Employees. Notwithstanding the above, Annual Compensation shall be determined as follows:

          (a) in determining with respect to each Plan Sponsor the amount of contributions made by or on behalf of an Employee under Plan Section 3, except Plan Section 3.3, and allocations under Plan Section 4, except under Plan Section 4.1(b), and (2) for purposes of applying the provisions of Appendix C hereto for such Plan Years as the Secretary of the Treasury may allow, Annual Compensation shall only include amounts received for the portion of the Plan Year during which the Employee was a Member;

          (b) in determining the amount of contributions made by or on behalf of an Employee under Plan Section 3 and allocations under Plan Section 4, Annual Compensation shall exclude car allowances, relocations allowances, income attributable to stock options and stock grants, severance pay and taxable fringe benefits;

          (c) for purposes of applying the Annual Compensation Limit, the rules contained in Subsection (c) of the Plan Section containing the definition of the term "Highly Compensated Employee";

          (d) Annual Compensation shall include any amount which would have been paid during a Plan Year, but was contributed by a Plan Sponsor on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Section 125, 402(g)(3), or 457 of the Code; and

     1.4  "Annual Compensation Limit" means $160,000 for the 1998 Plan Year,
           -------------------------
which amount may be adjusted in subsequent Plan Years based on changes in the cost of living as announced by the Secretary of the Treasury.

     1.5  "Beneficiary" means the person or trust that a Member designated most
           -----------
recently in writing to the Plan Administrator; provided, however, that if the Member has failed to make a designation, no person designated is alive, no trust has been established, or no successor Beneficiary has been designated who is alive, the term "Beneficiary" means (a) the Member's spouse or (b) if no spouse is alive, the Member's surviving children, or (c) if no children are alive, the Member's parent or parents, or (d) if no parent is alive, the deceased Member's estate. Notwithstanding the preceding sentence, the spouse of a married Member shall be his Beneficiary unless that spouse has consented in writing to the designation by the Member of some other person or trust and the spouse's consent acknowledges the effect of the designation and is witnessed by a notary public or a Plan representative. A Member may change his designation at any time. However, a Member may not change his designation without further consent of his spouse under the terms of the preceding sentence unless the spouse's consent permits designation of another person or trust without further spousal consent and acknowledges that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily relinquishes this right. Notwithstanding the above, the spouse's consent shall not be required if the Member establishes to the satisfaction of the Plan Administrator that the spouse cannot be located, if the Member has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a "qualified domestic relations order" (as defined in Code Section 414(p)) provides otherwise, or if there are other circumstances as the Secretary of the Treasury prescribes. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse. If, subsequent to the death of a Member, the Member's Beneficiary dies while entitled to receive benefits under the Plan, the successor Beneficiary, if any, or the Beneficiary listed under Subsection (a), (b) (c) or (d) shall be the Beneficiary.

     1.6  "Board of Directors" means the Board of Directors of the Primary
           ------------------
Sponsor.

     1.7  "Break in Service" means:
           ----------------

           (a) with respect to a Part-Time Employee, the failure of an Employee, in connection with a termination of employment other than by reason of death or attainment of a Retirement Date, to complete more than 500 Hours of Service in any Plan Year; and

           (b) with respect to a Full-Time Employee, the failure of an Employee to perform an Hour of Service within the twelve-consecutive-month period commencing on his Severance Date.

     1.8  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     1.9  "Company Stock" means the stock of a Plan Sponsor or any other company
           -------------
required to be aggregated with the Plan Sponsor under Section 414(b) of the Code.

     1.10 "Deferral Amount" means a contribution of a Plan Sponsor on behalf of
           ---------------
a Member pursuant to Plan Section 3.1.

     1.11 "Direct Rollover" means a payment by the Plan to the Eligible
           ---------------
Retirement Plan specified by the Distributee.

     1.12 "Distributee" means an Employee or former Employee.  In addition, the
           -----------
Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in Code Section 414(p)), are Distributees with regard to the interest of the spouse or former spouse.

     1.13 "Elective Deferrals" means, with respect to any taxable year of the
           ------------------
Member, the sum of

          (a)  any Deferral Amounts;

          (b) any contributions made by or on behalf of a Member under any other qualified cash or deferred arrangement as defined in Code Section 401(k), whether or not maintained by a Plan Sponsor, to the extent such contributions are not or would not, but for Code Section 402(g)(1) be included in the Member's gross income for the taxable year; and

          (c) any other contributions made by or on behalf of a Member pursuant to Code Section 402(g)(3).

     1.14 "Eligibility Service" means;
           -------------------

          (a) with respect to a Part-Time Employee, a six-consecutive-month period during which the Employee completes no less than 500 Hours of Service beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment or, in the event the Employee fails to complete 500 Hours of Service in that six-consecutive-month period, any six-consecutive-month thereafter during which the Employee completes no less than 500 Hours of Service; provided, however, that in the event that the Part-Time Employee is granted past service credit in accordance with the rules set forth in Section 1.25(g), "Eligibility Service" shall mean six (6) months of Service; and

          (b) with respect to a Full-Time Employee, six (6) months of Service.

      1.15  "Eligible Employee" means any Employee of a Plan Sponsor other than
             -----------------
an Employee who is (a) covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for participation in the Plan, (b) a leased employee within the meaning of Code
Section 414(n)(2), or (c) deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

      1.16  "Eligible Retirement Plan" means an individual retirement account
             ------------------------
described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

      1.17  "Eligible Rollover Distribution" means any distribution of all or
             ------------------------------
any portion of the Distributee's Account, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

      1.18  "Employee" means any person who is (a) employed by a Plan Sponsor
             --------
or an Affiliate for purposes of the Federal Insurance Contributions Act, (b) a leased employee within the meaning of Code Section 414(n)(2) with respect to a Plan Sponsor, or (c) deemed to be an employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

      1.19  "Entry Date" means the first day of each month.
             ----------

      1.20  "ERISA" means the Employee Retirement Income Security Act of 1974,
             -----
as amended.

      1.21  "Fiduciary" means each Named Fiduciary and any other person who
             ---------
exercises or has any discretionary authority or control regarding management or administration of the Plan, any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any assets of the Plan, or any other person who exercises or has any authority or control respecting management or disposition of assets of the Plan.

       1.22  "Full-Time Employee" means each Employee who is regularly scheduled
              ------------------
to work at least 30 hours per week, as reflected on the payroll records of a Plan Sponsor.

       1.23  "Fund" means the amount at any given time of cash and other
              ----
property held by the Trustee pursuant to the Plan.

       1.24  "Highly Compensated Employee" means each Employee who:
              ---------------------------

          (a) (1) was at any time during the Plan Year in the immediately preceding Plan Year an owner of more than five percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate; or

               (2) received Annual Compensation in excess of $80,000 (for the Plan Year beginning in 1997) during the immediately preceding Plan Year, which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury.

          (b) For purposes of this Section, a former Employee shall be treated as a Highly Compensated Employee if (1) the former Employee was a Highly Compensated Employee at the time the former Employee separated from service with the Plan Sponsor or Affiliate or (2) the former Employee was a Highly Compensated Employee at any time after the former Employee attained age 55.

          (c) For purposes of this Section, Employees who are nonresident aliens and who receive no earned income from the Plan Sponsor or an Affiliate from sources within the United States shall not be treated as Employees.

     1.25  "Hour of Service" means:
            ---------------

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Plan Sponsor or any Affiliate during the applicable computation period, and such hours shall be credited to the computation period in which the duties are performed;

          (b) Each hour for which an Employee is paid, or entitled to payment, by a Plan Sponsor or any Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence;

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Plan Sponsor or any Affiliate, and such hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made;

     provided, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) of this Section shall be subject to the limitations set forth in Subsection (f);

         (d) Solely for purposes of determining whether a Break in Service has occurred, each hour during any period that the Employee is absent from work
     (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement. The hours described in this Subsection
     (d) shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that year solely because of that credit, or (B), in any other case, in the next following computation period;

         (e) Without duplication of the Hours of Service counted pursuant to Subsection (d) hereof and solely for such purposes as required pursuant to the Family and Medical Leave Act of 1993 and the regulations thereunder (the "Act"), each hour (as determined pursuant to the Act) for which an Employee is granted leave under the Act (1) for the birth of a child, (2) for placement with the Employee of a child for adoption or foster care, (3) to care for the Employee's spouse, child or parent with a serious health condition, or (4) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job;

         (f) The Plan Administrator shall credit Hours of Service in accordance with the provisions of Section 2530.200b-2(b) and (c) of the U.S. Department of Labor Regulations or such other federal regulations as may from time to time be applicable and determine Hours of Service from the employment records of a Plan Sponsor or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service. Notwithstanding any other provision of this Section, in no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for the Plan Sponsor or Affiliate; and

         (g) In the event that a Plan Sponsor or an Affiliate acquires assets of another corporation or entity or a controlling interest of the stock of another corporation, merges with another corporation or entity and is the surviving entity, or acquires the lease to or management contract for a facility, then service of an Employee who was employed by the prior corporation or entity and who is employed by the Plan Sponsor or an Affiliate at the time of the acquisition or merger shall be counted in the manner provided, with the consent of an officer of the Primary Sponsor.

     1.26  "Individual Fund" means such subfunds of the Fund as may be
            ---------------
established by the Plan Administrator for the investment of Accounts, other than the Matching Account.

     1.27  "Investment Committee" means a committee which may be established
            --------------------
to direct the Trustee with respect to investments of the Fund.

     1.28  "Investment Manager" means a Fiduciary, other than the Trustee,
            ------------------
the Plan Administrator, or a Plan Sponsor, who may be appointed by the Primary
Sponsor:

         (a) who has the power to manage, acquire, or dispose of any assets of the Fund or a portion thereof; and

         (b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940; (2) is a bank as defined in that Act; or (3) is an insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

         (c) who has acknowledged in writing that he is a Fiduciary with respect to the Plan.

     1.29 "Member" means any Employee or former Employee who has become a
           ------
participant in the Plan for so long as his vested Account has not been fully distributed pursuant to the Plan.

     1.30 "Named Fiduciary" means only the following:
           ---------------

         (a) The Plan Administrator;

         (b) The Trustee;

         (c) The Board of Directors;

         (d) The Investment Committee; and

         (e) The Investment Manager.

     1.31 "Normal Retirement Age" means age 65.
           ---------------------

     1.32 "Part-Time Employee" means each Employee who is regularly
           ------------------
scheduled to work less than thirty (30) hours per week, as reflected on the payroll records of a Plan Sponsor.

     1.33 "Plan Administrator" means the organization or person designated
           ------------------
to administer the Plan.

     1.34 "Plan Sponsor" means individually the Primary Sponsor and any
           ------------
Affiliate or other entity which has adopted the Plan and Trust.

     1.35 "Plan Year" means the calendar year.
           ---------

     1.36 "Retirement Date" means the date on which the Member retires on
           ---------------
or after attaining Normal Retirement Age.

     1.37 "Rollover Amount" means any amount transferred to the Fund by a
           ---------------
Member, which amount qualifies as an eligible rollover distribution under Code
Section 402(c)(4), or for rollover treatment under Code Sections 403(a)(4) or 408(d)(3)(A)(ii), and any regulations issued thereunder. However, no amount transferred from an individual retirement account shall be considered a Rollover Account.

     1.38  "Service" means the sum of each period elapsed between the date
            -------
the Employee first performs and Hour of Service due to his employment or reemployment and any Severance Date immediately following thereafter. In determining Service, the following rules shall apply:

         (a) if an Employee performs one Hour of Service within twelve (12) months of a Severance Date described in Plan Section 1.39(a), or of the date the Employee was first absent from service for any other reason, any period of severance which would otherwise occur shall be ignored and be required to be taken into account in computing the Employee's period of Service; and

         (b) the period between the first anniversary and second anniversary of an absence from service for the reasons specified in Plan Section 1.39(b)(2) shall be neither a period of severance nor a period of Service, except as may otherwise be required under the Family and Medical Leave Act effective August 5, 1993.

     1.39  "Severance Date" means the earlier of:
            --------------

          (a) the date on which an Employee quits, is discharged, retires or dies; or

          (b) (1) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Plan Sponsor for any other reason, such as vacation, layoff, or leave of absence, except that, effective August 5, 1993, an approved leave of absence pursuant to the Family and Medical Leave Act will not be considered as an absence from service for this purpose; or

               (2) in the case of an Employee who remains absent from service beyond the first anniversary of the first day of absence by reason of the Employee's pregnancy, the birth of the Employee's child, the placement of a child in the Employee's home or adoption by the Employee, or the caring for the child for the period immediately following its birth or adoption, the second anniversary of the first day of absence from service.

     1.40  "Termination Completion Date" means the last day of the fifth
            ---------------------------
consecutive Break in Service computation period, determined under the Plan Section that defines Break in Service, in which a Member completes a Break in Service.

     1.41  "Termination of Employment" means the termination of employment of an
            -------------------------
Employee from all Plan Sponsors and Affiliates for any reason other than death or attainment of a Retirement Date. The transfer of an Employee from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a Termination of Employment. In addition, transfer of an Employee to another company in connection with a corporate transaction involving a sale of assets, merger or sale of an Affiliate, shall not be deemed to be a Termination of Employment, for purposes of the timing of distributions (but not vesting or eligibility) under Plan Section 8, if the company to which such Employee is transferred agrees to accept a transfer of assets from the Plan to its tax qualified plan in a trust-to-trust transfer meeting the requirements of Code Section 414(l).

     1.42  "Trust" means the trust established under an agreement between the
            -----
Primary Sponsor and the Trustee to hold the Fund or any successor agreement.

     1.43  "Trustee" means the trustee under the Trust.
            -------

     1.44  "Valuation Date" means each business day.
            --------------

     1.45  "Vesting Service" means the number of years, disregarding fractional
            ---------------
years, of Service credited to that Employee. Notwithstanding anything contained herein to the contrary, Vesting Service shall not include:

          (a) In the case of an Employee who completes five consecutive Breaks in Service for purposes of determining the vested portion of his Account derived from Plan Sponsor contributions which accrued before his Termination Completion Date, all service in Plan Years after his Termination Completion Date.

          (b) In the case of an Employee who completes five consecutive Breaks in Service and at that time does not have any vested right in Plan Sponsor contributions, all service before those Breaks in Service commenced.


                                   SECTION 2
                                  ELIGIBILITY
                                  -----------

     2.1 Each Eligible Employee shall become a Member as of the Entry Date coinciding with or next following the date he completes his Eligibility Service.

     2.2 Each former Member who is reemployed by a Plan Sponsor shall become a Member as of the date of his reemployment as an Eligible Employee.

     2.3 Solely for the purpose of contributing a Rollover Amount to the Plan, an Eligible Employee who has not yet become a Member pursuant to any other provision of this Section 2 shall become a Member as of the date on which the Rollover Amount is contributed to the Plan.


                                   SECTION 3
                                 CONTRIBUTIONS
                                 -------------

     3.1 (a) The Plan Sponsor shall make a contribution to the Fund on behalf of each Member who is an Eligible Employee and has elected to defer a portion of Annual Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund. The election must be made before the Annual Compensation is payable and may only be made in the form and manner as the Plan Administrator may prescribe and shall specify the percentage of Annual Compensation that the Member desires to defer and to have contributed to the Fund. Once a Member has made an election for a Plan Year, the Member may revoke or modify his election to reduce the rate of future deferrals, effective as of the beginning of the payroll period coinciding with or next following the Plan Administrator's processing of the revocation or modification pursuant to normal administrative procedures. Once an election has been revoked or modified, any subsequent election by the Member shall be effective as of the Entry Date coinciding with or next following the Plan Administrator's processing of the election pursuant to normal administrative procedures. The contribution made by a Plan Sponsor on behalf of a Member under this Section 3.1 shall be in an amount equal to the amount specified in the Member's election in whole percentages of the Member's Annual Compensation, but not less than one percent (1%) or greater than twenty percent (20%) of the Member's Annual Compensation.

         (b) Elective Deferrals shall in no event exceed $10,000 (for 1998) in any one taxable year of the Member, which amount shall be adjusted for changes in the cost of living as provided by the Secretary of the Treasury. In the event the amount of Elective Deferrals exceeds $10,000 (for 1998) as adjusted, in any one taxable year then, (1) not later than the immediately following March 1, the Member may designate to the Plan the portion of the Member's Deferral Amount which consists of excess Elective Deferrals, and
     (2) not later than the immediately following April 15, the Plan may distribute the amount designated to it under Paragraph (1) above, as adjusted to reflect income, gain, or loss attributable to it through the date of the distribution, and reduced by any "Excess Deferral Amounts," as defined in Appendix C hereto, previously distributed or recharacterized with respect to the Member for the Plan Year beginning with or within that taxable year. The payment of the excess Elective Deferrals, as adjusted and reduced, from the Plan shall be made to the Member without regard to any other provision in the Plan. In the event that a Member's Elective Deferrals exceed $10,000, as adjusted, in any one taxable year under the Plan and other plans of the Plan Sponsor and its Affiliates, the Member shall be deemed to have designated for distribution under the Plan the amount of excess Elective Deferrals, as adjusted and reduced, by taking into account only Elective Deferral amounts under the Plan and other plans of the Plan Sponsor and its Affiliates.

         (c) Notwithstanding anything contained in Subsection (a) hereof to the contrary, in the event that (1) a Member, immediately prior to his participation in the Plan, was a participant in another tax-qualified plan containing a cash or deferred arrangement under Code Section 401(k) maintained by a Plan Sponsor (a "Prior Plan"), (2) such Member's active participation ceased in the Prior Plan immediately prior to the time he became a Member, and (3) the Member had an election under the cash or deferred feature of the Prior Plan in effect immediately prior to the date he became a Member, the Member's election under such Prior Plan shall be deemed to be an election under Subsection (a) hereof if the Member is provided with the opportunity to revoke or otherwise change such election prior to the date of the first reduction in his Annual Compensation under the Plan pursuant to Subsection (a).

     3.2 The Plan Sponsor proposes to make contributions to the Fund with respect to each payroll period for each Member who is an Eligible Employee in an amount equal to fifty percent (50%) of the contribution made on behalf of a Member pursuant to Plan Section 3.1 for such payroll period, to the extent that the contribution made on the Member's behalf under Section 3.1 does not exceed three percent (3%) of the portion of his Annual Compensation payable for such payroll period.

     3.3  Any Eligible Employee may, with the consent of the Plan
Administrator and subject to such rules and conditions as the Plan Administrator may prescribe, transfer a Rollover Amount to the Fund; provided, however, that the Plan Administrator shall not administer this provision in a manner which is discriminatory in favor of Highly Compensated Employees.

     3.4 Forfeitures shall be used to reduce Plan Sponsor contributions and not to increase benefits.

     3.5 Contributions may be made only in cash, Company Stock, or other property which is acceptable to the Trustee. In no event will the sum of contributions under Plan Sections 3.1, 3.2 and 3.3 exceed the deductible limits under Code Section 404.

     3.6 Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.


                                   SECTION 4
                                  ALLOCATIONS
                                  -----------

     4.1 As soon as reasonably practicable following the date of withholding by the Plan Sponsor, if applicable, and receipt by the Trustee, Plan Sponsor contributions made on behalf of each Member under Plan Sections 3.1 and 3.2, and Rollover Amounts contributed by the Member, shall be allocated to the Employee Deferral Account, Matching Account and Rollover Account, respectively, of the Member on behalf of whom the contributions were made.

     4.2 As of each Valuation Date, the Trustee shall determine the net income or net loss of each Individual Fund pursuant to the provisions of the Trust. The net income or loss shall be allocated as of the Valuation Date to each Account in the proportion that the value of the Account invested in that Individual Fund, as of the preceding Valuation Date, bears to the value of all Accounts invested in that Individual Fund as of the preceding Valuation Date.


                                   SECTION 5
                                   PLAN LOANS
                                   ----------

     5.1 Subject to the provisions of the Plan and the Trust, each Member who is an Employee shall have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund. In addition, each "party in interest," as defined in ERISA Section 3(14), who is (a) a Member but no longer an Employee, (b) the Beneficiary of a deceased Member, or (c) an alternate payee of a Member pursuant to the provisions of a "qualified domestic relations order," as defined in Code Section 414(p), shall also have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund; provided, however, that loans to such parties in interest may not discriminate in favor of Highly Compensated Employees.

     5.2 In order to apply for a loan, a borrower must complete and submit to the Plan Administrator documents provided by the Plan Administrator for this purpose.

     5.3 Loans shall be available to all eligible borrowers on a reasonably equivalent basis which may take into account the borrower's creditworthiness, ability to repay, and ability to provide adequate security. Loans shall not be made available to Highly Compensated Employees, officers or shareholders of a Plan Sponsor in an amount greater than the amount made available to other borrowers. This provision shall be deemed to be satisfied if all borrowers have the right to borrow the same percentage of their interest in the Member's vested

Account, notwithstanding that the dollar amount of such loans may differ as a result of differing values of Members' vested Accounts.

     5.4 Each loan shall bear a "reasonable rate of interest" and provide that the loan be amortized in substantially level payments, made no less frequently than quarterly, over a specified period of time. A "reasonable rate of interest" shall be that rate that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances.

     5.5 Each loan shall be adequately secured, with the security for the outstanding balance of all loans to the borrower to consist of one-half (1/2) of the borrower's interest in the Member's vested Account, or such other security as the Plan Administrator deems acceptable. No portion of the Member's Employee Deferral Account shall be used as security for any loan hereunder unless and until such time as the loan amount exceeds the value of the borrower's interest in the Member's vested Account in all other Accounts.

     5.6 Each loan, when added to the outstanding balance of all other loans to the borrower from all retirement plans of the Plan Sponsor and its Affiliates which are qualified under Section 401 of the Code, shall not exceed the lesser of:

          (a) $50,000, reduced by the excess, if any, of

               (1) the highest outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates during the one (1) year period immediately preceding the day prior to the date on which such loan was made, over

               (2) the outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates on the date on which such loan was made, or

          (b) one-half (1/2) of the value of the borrower's interest in the vested Account attributable to the Member's Account.

     For purposes of this Section, the value of the vested Account attributable to a Member's Account shall be established as of the latest preceding Valuation Date, or any later date on which an available valuation was made, and shall be adjusted for any distributions or contributions made through the date of the origination of the loan.

     5.7 Each loan, by its terms, shall be repaid within five (5) years, except that any loan which is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the borrower may, by its terms, be repaid within fifteen
(15) years.

     5.8  Each loan shall be made in an amount of no less than $1,000.

     5.9 A borrower is permitted to have only one loan existing under this Plan at any one time.

     5.10 The entire unpaid principal sum and accrued interest shall, at the option of the Plan Administrator, become due and payable if (a) a borrower fails to make any loan payment when due, (b) a borrower ceases to be a "party in interest", as defined in ERISA Section 3(14), (c) the vested Account held as security under the Plan for the borrower will, as a result of an impending distribution or withdrawal, be reduced to an amount less than the amount of all unpaid principal and accrued interest then outstanding under the loan, or (d) a borrower makes any untrue representations or warranties in connection with the obtaining of the loan. In that event, the Plan Administrator may take such steps as it deems necessary to preserve the assets of the Plan, including, but not limited to, the following: (1) direct the Trustee to deduct the unpaid principal sum, accrued interest, and any other applicable charge under the note evidencing the loan from any benefits that may become payable out of the Plan to the borrower, (2) direct the Plan Sponsor to deduct and transfer to the Trustee the unpaid principal balance, accrued interest, and any other applicable charge under the note evidencing the loan from any amounts owed by the Plan Sponsor to the borrower, or (3) liquidate the security given by the borrower, other than amounts attributable to a Member's Employee Deferral Account, and deduct from the proceeds the unpaid principal balance, accrued interest, and any other applicable charge under the note evidencing the loan. If any part of the indebtedness under the note evidencing the loan is collected by law or through an attorney, the borrower shall be liable for attorneys' fees in an amount equal to ten percent of the amount then due and all costs of collection.

     5.11 Each loan shall be made only in accordance with regulations and rulings of the Internal Revenue Service and the Department of Labor. The Plan Administrator shall be authorized to administer the loan program of this Section and shall act in his sole discretion to ascertain whether the requirements of such regulations and rulings and this Section have been met.

                                   SECTION 6
                      IN-SERVICE AND HARDSHIP WITHDRAWALS
                      -----------------------------------

     6.1 The Trustee shall, upon the direction of the Plan Administrator, withdraw all or a portion of a Member's Employee Deferral Account consisting of Deferral Amounts (but not earnings thereon) prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such withdrawal shall be made only if the Member is an Employee and demonstrates that he is suffering from "hardship" as determined herein. For purposes of this Section, a withdrawal will be deemed to be an account of hardship if the withdrawal is on account of:

          (a) expenses for medical care described in Section 213(d) of the Code incurred by the Member, his spouse, or any dependents of the Member (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Code Section 213(d);

          (b) purchase (excluding mortgage payments) of a principal residence for the Member;

          (c) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Member, his spouse, children, or dependents;

          (d) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

          (e) any other contingency determined by the Internal Revenue Service to constitute an "immediate and heavy financial need" within the meaning of Treasury Regulations Section 1.401(k)-1(d).

     6.2 In addition to the requirements set forth in Plan Section 6.1, any withdrawal pursuant to Plan Section 6.1 shall not be in excess of the amount necessary to satisfy the need determined under Section 6.1 and shall also be subject to the following requirements:

          (a) The Member shall first obtain all withdrawals, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Plan Sponsor;

          (b) the Plan Sponsor shall not permit Elective Deferrals or after-tax employee contributions to be made to the Plan or any other plan maintained by the Plan Sponsor, for a period of twelve (12) months after the Member receives the withdrawal pursuant to this Section; and

          (c) the Plan Sponsor shall not permit Elective Deferrals to be made to the Plan or any other plan maintained by the Plan Sponsor for the Member's taxable year immediately following the taxable year of the hardship withdrawal in excess of the limit under Plan Section 3.1(b) for the taxable year, less the amount of the Elective Deferrals made to the Plan or any other plan maintained by the Plan Sponsor for the taxable year in which the withdrawal under this Section occurs.

Such withdrawals shall be made only in accordance with such rules, policies, procedures, restrictions, and conditions as the Plan Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be withdrawn on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with the foregoing rules as applied in a uniform and nondiscriminatory manner; provided that, unless the Member requests otherwise, any such withdrawal shall include the amount necessary to pay any federal, state and local income taxes and penalties reasonably anticipated to result from the withdrawal. A withdrawal under this Section shall be made in a lump sum to the Member, and shall be subject to the Eligible Rollover Distribution requirements set forth in Plan
Section 11.2.

     6.3 Withdrawals from a Member's Rollover Account shall be permitted subject to the rules prescribed by the Plan Administrator. In no event shall the amount of any withdrawal under this Section 6.3 be less than the lesser of $1,000 or the Member's Entire Rollover Account.

     6.4 Withdrawals from a Member's vested Account shall be permitted after age 59 1/2, subject to the rules prescribed by the Plan Administrator.


                                   SECTION 7
               INDIVIDUAL FUNDS AND INVESTMENTS OF TRUST ASSETS
               ------------------------------------------------

     7.1 Until such time as the Plan Administrator may direct otherwise, each Member may direct the Plan Administrator to invest contributions to his Account other than his or her Matching Account in one or more Individual Funds.

        (a) All investment directions shall be in any ratio directed by the Member; provided that all elections shall be in one percent (1%) increments. A Member can change the investment of his current contributions or his existing Account at any time. A new investment direction shall be effective as soon as reasonably practicable after timely election is received by the Plan Administrator, provided that the election is made according to the procedures established by the Plan Administrator.

        (b) An investment direction, once given, shall be deemed to be a continuing direction until changed as otherwise provided herein. If no direction is effective for the date a contribution is to be made, all contributions which are to be made for such date shall be invested in such Individual Fund as the Plan Administrator, the Investment Committee, the Investment Manager, or the Trustee, as applicable, may determine to best preserve principal. To the extent permissible by law, no Fiduciary shall be liable for any loss, which results from a Member's exercise or failure to exercise his investment election.

        (c) Notwithstanding anything contained in Subsection (a) hereof to the contrary, in the event that (1) a Member, immediately prior to his participation in the Plan, was a participant in another tax-qualified plan containing a cash or deferred arrangement under Code Section 401(k) maintained by a Plan Sponsor (a "Prior Plan"), (2) such Member's active participation ceased in the Prior Plan immediately prior to the time he became a Member, and (3) the Member had an investment election under the Prior Plan in effect immediately prior to the date he became a Member, the Member's election under such Prior Plan shall be deemed to be an election under Subsection (a) hereof if the Member is provided with the opportunity to revoke or otherwise change such election prior to the date of the first reduction in his Annual Compensation under the Plan pursuant to Subsection
     (a). The Plan Administrator shall effect such investment election by investing such Member's Account among the Individual Funds that most closely resemble, in the discretion of the Plan Administrator, the investment alternatives selected by the Member in the Prior Plan.

     7.2 Notwithstanding anything in the Plan to the contrary, the Trustee, at the direction of the Investment Committee, shall invest the assets of Member's Matching Accounts primarily in shares of Company Stock.


                                   SECTION 8
                PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT
                ------------------------------------------------


     8.1 In the event of a Termination of Employment of a Participant, the Participant's vested Accrued Benefit shall be determined as of' the Valuation Date coinciding with or immediately preceding the date the Participant's Accrued Benefit is valued for imminent payout purposes pursuant to normal administrative procedures, increased by any contributions or Rollover Amounts allocated to the Account of the Participant after that Valuation Date and reduced by any distributions therefrom.

     8.2 (a) A Member's Accrued Benefit attributable to his Employee Deferred Account and Rollover Account shall always be 100% vested and nonforfeitable.

         (b) A Member's Accrued Benefit attributable to Plan Sponsor contributions under Plan Section 3.2 shall become vested based upon the following vesting schedule:

               Years of Vesting Service    Vested Percentage
               ------------------------    -----------------

               Less than 1 year                     0%
               1 years                             25%
               2 years                             50%
               3 years                             75%
               4 years or more                     100%

     Notwithstanding anything contained in this Section 8.2 to the contrary, a Member (i) whose employment with the Plan Sponsor terminates by reason of his death or attains a Retirement Date, (ii) who attains the age of 65, or (iii) incurs a Disability, shall become 100% vested in his Accrued Benefit attributable to Plan Sponsor contributions.

     8.3 A Member's Accrued Benefit shall be paid to him, or in the event of his death, to his Beneficiary, in the case of a Member:

        (a) who has a vested Accrued Benefit of $5,000 or less, as soon as practicable after the later of the date he ceases to be an Employee; and

        (b) who has a vested Accrued Benefit greater than $5,000, as soon as practicable following the date the Member's election is processed pursuant to the administrative procedures adopted by the Plan Administrator but in no event prior to the date he ceases to be an Employee.

         (c) If a retired Member has not previously received a distribution under Subsection (a) or (b), his Account will be distributed to him on or before sixty (60) days following the end of the Plan Year in which the later of the date the Member (1) attains Normal Retirement Age, or (2) incurs a Retirement Date.

     8.4 The payment of a Member's vested Accrued Benefit shall be in the form of one lump sum in cash to the extent practicable. A Member with a vested Accrued Benefit greater than $5,000 may instead elect, at the time and in the manner prescribed by the Plan Administrator, to receive payment of his vested Accrued Benefit in the form of quarterly installments over a period of not less than three (3) years and not greater than fifteen (15) years. The first installment payments will commence as soon as practicable following the date the Member's election is processed pursuant to the administrative procedures adopted by the Plan Administrator. Each next installment payment will be made each third month thereafter. The Account of a Member who elects installment payments shall be credited with its pro rata share of the net income, gain or loss of the Fund during the period over which installments are paid. All distributions will be in cash except to a Member with a Vested Accrued Benefit greater than $5,000 may elect, at the time and in the manner prescribed by the Plan Administrator, to have any shares of Company Stock held in a Member's Account distributed in kind.

     8.5 Except as otherwise provided herein, payment of the Member's Accrued Benefit shall be made as soon as administratively feasible after the Participant terminates employment; provided, however, if the Member's Accrued Benefit exceeds $5,000 it will not be distributed before the Member's attainment of Normal Retirement Age, without the Member's consent.

     8.6 If a Plan amendment directly or indirectly changes the vesting schedule, the vesting percentage for each Member in his Account accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Member with at least three (3) years of Vesting Service may irrevocably elect to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment.

     8.7 If a Member has a Termination of Employment and is subsequently reemployed by a Plan Sponsor or an Affiliate on or prior to receiving a distribution of his Accrued Benefit, the Member's Account shall be treated as the Account of a Member who has not terminated employment other than in regard to allocations of Plan Sponsor contributions which would have been made to his Account at any Valuation Date occurring while the Member was not employed by a Plan Sponsor.


                                   SECTION 9
                       PAYMENT OF BENEFITS ON RETIREMENT
                       ---------------------------------

     9.1  Determination of Benefit.  The Accrued Benefit of a Member who has
          ------------------------
attained a Retirement Date or has attained Normal Retirement Age shall be fully vested and nonforfeitable. As of a Member's Retirement Date while an Employee, he shall be entitled to his Accrued Benefit to be paid in accordance with this Plan Section 9. The Accrued Benefit of a Member which is to be paid under this
Section 9 shall be determined as of the Valuation Date coinciding with or immediately preceding the date the Accrued Benefit is valued for imminent payout purposes pursuant to normal administrative procedures, and shall be increased by any amounts allocated to the Member's Account after that Valuation Date and reduced by any distributions made from the Member's account after that Valuation Date.

     9.2  Form of Payment.  The Member shall be entitled to payment from the
          ---------------
Plan in the form and manner provided under Sections 8.3 and 8.4.

     9.3  Consent.  Except as otherwise provided herein, payment of the Member's
          -------
Accrued Benefit shall be made as soon as administratively feasible after the Member terminates employment; provided, however, if the Member's Accrued Benefit exceeds $5,000 it will not be distributed before the Member's attainment of Normal Retirement Age without the Member's consent.

                                   SECTION 10
                                 DEATH BENEFITS
                                 --------------

     If a Member dies before receiving a distribution of his Accrued Benefit, his Beneficiary shall receive the Member's Accrued Benefit as soon as administratively feasible following the death of the Member. If a Member dies before beginning to receive a distribution of his Accrued Benefit, the Member's Beneficiary shall receive the Member's Accrued Benefit in one lump sum as soon as administratively feasible following the death of the Member. If a Member dies after beginning to receive a distribution of his Accrued Benefit, the Member's Beneficiary shall receive the undistributed portion of the Accrued Benefit. The Accrued Benefit of a Member who dies while an Employee shall be fully vested.


                                   SECTION 11
                         GENERAL RULES ON DISTRIBUTIONS
                         ------------------------------

     11.1 Accounts shall not be adjusted for earnings or losses incurred after the Valuation Date coinciding with or following the date the Account is valued for imminent payout purposes after the Member's Termination of Employment. Prior to distribution of an Account, the Account shall be reduced by the amount necessary to satisfy the unpaid principal, accrued interest, and penalties on any loan made to the Member.

     11.2 Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 11, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of a distribution pursuant to this Section which is an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover so long as all Eligible Rollover Distributions to a Distributee for a calendar year total or are expected to total at least $200 and, in the case of a Distributee who elects to directly receive a portion of an Eligible Rollover Distribution and directly roll the balance over to an Eligible Retirement Plan, the portion that is to be directly rolled over totals at least $500. If the Eligible Rollover Distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such Eligible Rollover Distribution may commence less than thirty (30) days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

          (a) the Plan Administrator clearly informs the Distributee that the Distributee has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (b) the Distributee, after receiving the notice, affirmatively elects a distribution.

     11.3  Notwithstanding any other provisions of the Plan,

           (a) Prior to the death of a Member, all retirement payments hereunder shall--

               (1) be distributed to the Member not later than the required beginning date (as defined below) or,

               (2) be distributed, commencing not later than the required beginning date (as defined below)--

                   (A) in accordance with regulations prescribed by the
               Secretary of the Treasury, over the life of the Member or over the lives of the Member and his designated individual Beneficiary, if any, or

                   (B) in accordance with regulations prescribed by the
               Secretary of the Treasury, over a period not extending beyond the life expectancy of the Member or the joint life and last survivor expectancy of the Member and his designated individual Beneficiary, if any.

           (b) (1)  If --

                  (A) the distribution of a Member's retirement payments have begun in accordance with Subsection (a)(2) of this Section, and

                  (B) the Member dies before his entire vested Account has been distributed to him,

               then the remaining portion of his vested Account shall be distributed at least as rapidly as under the method of distribution being used under Subsection (a)(2) of this Section as of the date of his death.

               (2) If a Member dies before the commencement of retirement payments hereunder, the entire interest of the Member shall be distributed within five (5) years after his death.

               (3)  If --

                  (A) any portion of a Member's vested Account is payable to or for the benefit of the Member's designated individual Beneficiary, if any,

                  (B) that portion is to be distributed, in accordance with
               regulations prescribed by the Secretary of the Treasury, over the life of the designated individual Beneficiary or over a period not extending beyond the life expectancy of the designated individual Beneficiary, and

                  (C) the distributions begin not later than one (1) year after the date of the Member's death or such later date as the Secretary of the Treasury may by regulations prescribe,

               then, for purposes of Paragraph (2) of this Subsection (b), the portion referred to in Subparagraph (A) of this Paragraph (3) shall be treated as distributed on the date on which the distributions to the designated individual Beneficiary begin.

               (4) If the designated individual Beneficiary referred to in Paragraph (3)(A) of this Subsection (b) is the surviving spouse of the Member, then --

                  (A) the date on which the distributions are required to begin under Paragraph (3)(C) of this Subsection (b) shall not be earlier than the date on which the Member would have attained age 70-1/2, and

                  (B) if the surviving spouse dies before the distributions to such spouse begin, this Subsection (b) shall be applied as if the surviving spouse were the Member.

         (c) For purposes of this Section, the term "required beginning date" means April 1 of the calendar year following the later of the calendar year in which the Member attains age 70-1/2 or the calendar year in which the Member retires or otherwise terminates employment. Notwithstanding the foregoing, in the case of a Member who is described in Section 1(b)(3) of Appendix B hereto the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2.

         (d) Distributions will be made in accordance with the regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Treas. Reg. Section 1.401(a)(9)-2.


                                   SECTION 12
                           ADMINISTRATION OF THE PLAN
                           --------------------------

     12.1   Trust Agreement.  The Primary Sponsor shall establish a Trust with
            ---------------
the Trustee designated by the Board of Directors for the management of the Fund, which Trust shall form a part of the Plan and is incorporated herein by reference.

     12.2   Operation of the Plan Administrator.  The Primary Sponsor shall
            -----------------------------------
appoint a Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing a person who may act on behalf of the Plan Administrator. The Primary Sponsor shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice of resignation to the Trustee and the Primary Sponsor. Upon removal or resignation, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

     12.3   Fiduciary Responsibility.
            ------------------------

         (a) The Plan Administrator, as a Named Fiduciary, may allocate its fiduciary responsibilities among Fiduciaries other than the Trustee, designated in writing by the Plan Administrator and may designate in writing persons other than the Trustee to carry out its fiduciary responsibilities under the Plan. The Plan Administrator may remove any person designated to carry out its fiduciary responsibilities under the Plan by notice in writing to such person.

         (b) The Plan Administrator and each other Fiduciary may employ persons to perform services and to render advice with regard to any of the Fiduciary's responsibilities under the Plan. Charges for all such services performed and advice rendered may be paid by the Fund to the extent permitted under ERISA.

         (c) Each Plan Sponsor shall indemnify and hold harmless each person constituting the Plan Administrator or the Investment Committee, if any, from and against any and all claims, losses, costs, expenses (including, without limitation, attorney's fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by such person of his duties in such capacity, other than such of the foregoing arising from, on account of or in connection with the willful neglect or willful misconduct of such person.

     12.4   Duties of the Plan Administrator.
            --------------------------------

         (a) The Plan Administrator shall advise the Trustee with respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make such payments from the Fund; provided, however, in no event shall the Trustee be required to make such payments if the Trustee has actual knowledge that such payments are contrary to the terms of the Plan and the Trust.

         (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan and the Trust, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Member or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Members, Beneficiaries and Fiduciaries, subject to the provisions of the Plan and the Trust and subject to applicable law.

         (c) The Plan Administrator shall furnish Members and Beneficiaries with all disclosures now or hereafter required by ERISA or the Code. The Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and by the Code, and shall be solely responsible for establishing and maintaining all records of the Plan and the Trust.

         (d) The statement of specific duties for a Plan Administrator in this
     Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or the Trust or under applicable law.

     12.5   Investment Manager.  The Primary Sponsor may, by action in writing
            ------------------
certified by notice to the Trustee, appoint an Investment Manager. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any successor Investment Manager appointed, and shall make a full accounting to the Primary Sponsor with respect to all assets managed by it since its appointment as an Investment Manager.

     12.6   Investment Committee.  The Primary Sponsor may, by action in writing
            --------------------
certified by notice to the Trustee, appoint an Investment Committee. The Primary Sponsor shall have the right to remove any person on the Investment Committee at any time by notice in writing to such person. A person on the

Investment Committee may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, or in the event of the death of a person on the Investment Committee, the Primary Sponsor may appoint a successor. Until a successor has been appointed, the remaining persons on the Investment Committee may continue to act as the Investment Committee.

     12.7   Action by a Plan Sponsor.  Any action to be taken by a Plan Sponsor
            ------------------------
shall be taken by resolution or written direction duly adopted by its board of directors or appropriate governing body, as the case may be; provided, however, that by such resolution or written direction, the board of directors or appropriate governing body, as the case may be, may delegate to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction, other than the power to amend, modify or terminate the Plan or the Trust or to determine the basis of any Plan Sponsor contributions.


                                   SECTION 13
                             CLAIM REVIEW PROCEDURE
                             ----------------------

     13.1 If a Member or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to the claimant written notice of the denial within ninety (90) days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall the extension exceed a period of ninety (90) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

     13.2 If the claimant is denied a claim for benefits, the Plan Administrator shall provide, within the time frame set forth in Plan Section 13.1, written notice of the denial which shall set forth:

        (a) the specific reasons for the denial;

        (b) specific references to the pertinent provisions of the Plan on which the denial is based;

        (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and

        (d) an explanation of the Plan's claim review procedure.

     13.3 After receiving written notice of the denial of a claim, a claimant or his representative may:

        (a) request a full and fair review of the denial by written application to the Plan Administrator;

         (b) review pertinent documents; and

         (c) submit issues and comments in writing to the Plan Administrator.

     13.4 If the claimant wishes a review of the decision denying his claim to benefits under the Plan, he must submit the written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

     13.5 Upon receiving the written application for review, the Plan Administrator may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received the written application for review.

     13.6 At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of the scheduled hearing. The claimant or his representative may request that the hearing be rescheduled for his convenience on another reasonable date or at another reasonable time or place.

     13.7 All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

     13.8 No later than sixty (60) days following the receipt of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant involved and to his representative, if any; provided, however, a decision on the written application for review may be extended, in the event special circumstances such as the need to hold a hearing require an extension of time, to a day no later than one hundred twenty (120) days after the date of receipt of the written application for review. The decision shall include specific reasons for the decision and specific references to the pertinent provisions of the Plan on which the decision is based.


                                   SECTION 14
                 LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS
                 ----------------------------------------------

     14.1 No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this Section shall not apply to a "qualified domestic relations order" (as defined in Code Section 414(p)), and benefits may be paid pursuant to the provisions of such an order. The Plan Administrator shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and the procedures for complying therewith. In addition, a distribution to an "alternate payee" (as defined in Code Section 414(p)) shall be permitted if such distribution is authorized by a Qualified Domestic

Relations Order, even if the affected Member has not yet separated from service and has not yet reached the "earliest retirement age" (as defined in Code
Section 414(p)).

     14.2 If any person who shall be entitled to any benefit under the Plan shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit under the Plan, then the payment of any such benefit in the event a Member or Beneficiary is entitled to payment shall, in the discretion of the Plan Administrator, cease and terminate and in that event the Trustee shall hold or apply the same for the benefit of such person, his spouse, children, other dependents or any of them in such manner and in such proportion as the Plan Administrator shall determine.

     14.3 Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

     14.4 If the Plan Administrator cannot ascertain the whereabouts of any Member to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Member be cancelled on the records of the Plan and the amount thereof applied as a forfeiture in accordance with Plan Section 3.4, or (c) as applicable, except that, in the event the Member later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the Plan Sponsor shall contribute to the Plan an amount equal to the payment to be paid to him as soon as administratively feasible.


                                   SECTION 15
                         PROHIBITION AGAINST DIVERSION
                         -----------------------------

     At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Members or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions.


                                   SECTION 16
                              LIMITATION OF RIGHTS
                              --------------------

     Membership in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan and the Trust by any Plan Sponsor shall not be construed to give any Employee a right to be continued in the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any Employee at any time.

                                   SECTION 17
                         AMENDMENT TO OR TERMINATION OF
                             THE PLAN AND THE TRUST
                             ----------------------

     17.1 The Primary Sponsor reserves the right at any time to modify or amend or terminate the Plan or the Trust in whole or in part; provided, however, that the Primary Sponsor shall have no power to modify or amend the Plan in such manner as would cause or permit any portion of the funds held under a Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries, or as would cause or permit any portion of a fund held under the Plan to become the property of a Plan Sponsor; and provided further, that the duties or liabilities of the Trustee shall not be increased without its written consent. No such modifications or amendments shall have the effect of retroactively changing or depriving Members or Beneficiaries of rights already accrued under the Plan. No Plan Sponsor other than the Primary Sponsor shall have the right to so modify, amend or terminate the Plan or the Trust. Notwithstanding the foregoing, each Plan Sponsor may terminate its own participation in the Plan and Trust pursuant to the Plan.

     17.2 Each Plan Sponsor other than the Primary Sponsor shall have the right to terminate its participation in the Plan and Trust by resolution of its board of directors or other appropriate governing body and notice in writing to the Primary Sponsor and the Trustee unless such termination would result in the disqualification of the Plan or the Trust or would adversely affect the exempt status of the Plan or the Trust as to any other Plan Sponsor. If contributions by or on behalf of a Plan Sponsor are completely terminated, the Plan and Trust shall be deemed terminated as to such Plan Sponsor. Any termination by a Plan Sponsor, shall not be a termination as to any other Plan Sponsor.

     17.3 (a) If the Plan is terminated by the Primary Sponsor or if contributions to the Trust should be permanently discontinued, it shall terminate as to all Plan Sponsors and the Fund shall be used, subject to the payment of expenses and taxes, for the benefit of Members and Beneficiaries, and for no other purposes, and the Account of each affected Member shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

          (b) In the event of the partial termination of the Plan, each affected Member's Account shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

     17.4 In the event of the termination of the Plan or the Trust with respect to a Plan Sponsor, the Accounts of the Members with respect to the Plan as adopted by such Plan Sponsor shall be held subject to the instructions of the Plan Administrator; provided that the Trustee shall not be required to make any distribution until it receives a copy of an Internal Revenue Service determination letter to the effect that the termination does not affect the qualified status of the Plan or the exempt status of the Trust or, in the event that such letter is applied for and is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Trust.

     17.5 In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to, any other plan qualified under Code Section 401, the terms of the merger, consolidation or transfer shall be such that each Member would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which the Member would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

     17.6 Notwithstanding any other provision of the Plan, an amendment to the Plan --

         (a) which eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy (as defined in regulations issued by the Department of the Treasury), if any, or

         (b) which eliminates an optional form of benefit

shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy described in Subsection (a) above, this Section shall be applicable only to a Member who satisfies, either before or after the amendment, the preamendment conditions for the subsidy.


                                   SECTION 18
                         ADOPTION OF PLAN BY AFFILIATES
                         ------------------------------

     Any corporation or other business entity related to the Primary Sponsor by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by written direction adopted by the Board of Directors, may adopt the Plan and the related Trust by action of the board of directors or other appropriate governing body of such corporation, business entity or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors or governing body indicating the adoption and by the execution of the Trust by the adopting corporation, or business entity or Affiliate. The resolution shall state and define the effective date of the adoption of the Plan by the Plan Sponsor and, for the purpose of Code Section 415, the "limitation year" as to such Plan Sponsor. Notwithstanding the foregoing, however, if the Plan and Trust as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified Plan and Trust under Code Sections 401(a) and 501(a), any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Plan Sponsor free of any trust, and the Plan and Trust shall terminate, as to the adopting Affiliate or other corporation or business entity.


                                   SECTION 19
                   QUALIFICATION AND RETURN OF CONTRIBUTIONS
                   -----------------------------------------

     19.1 If the Plan and the related Trust fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust within one (1) year after the date of denial of qualification (a) the contribution of a Plan Sponsor after payment of all expenses will be returned to a Plan Sponsor free of the Plan and Trust, (b) contributions made by a Member shall be returned to the Member who made the contributions, and (c) the Plan and Trust shall thereupon terminate.

     19.2 All Plan Sponsor contributions to the Plan are contingent upon deductibility. To the extent permitted by the Code and other applicable laws and regulations thereunder, upon a Plan Sponsor's request, a contribution which was made by reason of a mistake of fact or which was nondeductible under Code

Section 404, shall be returned to a Plan Sponsor within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

     In the event of a contribution which was made by reason of a mistake of fact or which was nondeductible, the amount to be returned to the Plan Sponsor shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to the excess. Any net income attributable to the excess shall not be returned to the Plan Sponsor. No return of any portion of the excess shall be made to the Plan Sponsor if the return would cause the balance in a Member's Account to be less than the balance would have been had the mistaken contribution not been made.


                                   SECTION 20
                      INCORPORATION OF SPECIAL LIMITATIONS
                      ------------------------------------

     Appendices A, B, C and D to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein.

     WHEREOF, the Primary Sponsor has caused this indenture to be executed as of the date first above written.

                                       MARINER POST-ACUTE NETWORK, INC.


                                       By:
                                           -------------------------------

                                       Title:
                                             -----------------------------

ATTEST:


--------------------------------------

Title:
      --------------------------------

            CORPORATE SEAL

                                   APPENDIX A
                           LIMITATION ON ALLOCATIONS
                           -------------------------


                                   SECTION 1

     The "annual addition" for any Member for any one limitation year may not exceed the lesser of:

         (a) $30,000 (or, if greater, one-quarter of the dollar limitation in effect under Code Section 415(b)(1)(A), as adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury); or

         (b) 25% of the Member's Annual Compensation.


                                   SECTION 2

     For the purposes of this Appendix A, the term "annual addition" for any Member means for any limitation year, the sum of certain Plan Sponsor, Affiliate, and Member contributions, forfeitures, and other amounts as determined in Code Section 415(c)(2) in effect for that limitation year.


                                   SECTION 3

     In the event that a Plan Sponsor maintains a defined benefit plan under which a Member also participates, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year for any Member may not exceed 1.0.

         (a) The defined benefit plan fraction for any limitation year is a fraction:

             (1) the numerator of which is the projected annual benefit of the Member under the defined benefit plan (determined as of the close of such year); and

             (2) the denominator of which is the lesser of

                 (A) the product of 1.25, multiplied by the maximum annual
             benefit allowable under Code Section 415(b)(1)(A), or

                 (B) the product of

                     (i)  1.4, multiplied by

                     (ii) the maximum amount which may be taken into account
                    under Section 415(b)(1)(B) of the Code with respect to the Member under the defined benefit plan for the limitation year (determined as of the close of the limitation year).

         (b) The defined contribution plan fraction for any limitation year is a fraction:

             (1) the numerator of which is the sum of a Member's annual additions as of the close of the year; and

             (2) the denominator of which is the sum of the lesser of the following amounts determined for the year and for all prior limitation years during which the Member was employed by a Plan Sponsor:

                 (A) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for the limitation year (determined without regard to Section 415(c)(6) of the Code); or

                 (B) the product of

                     (i)  1.4, multiplied by

                     (ii) the amount which may be taken into account under Code
                 Section 415(c)(1)(B) (or Code Section 415(c)(7), if applicable) with respect to the Member for the limitation year.


                                   SECTION 4

     For purposes of this Appendix A, the term "limitation year" shall mean a Plan Year unless a Plan Sponsor elects, by adoption of a written resolution, to use any other twelve-month period adopted in accordance with regulations issued by the Secretary of the Treasury.


                                   SECTION 5

     For purposes of applying the limitations of this Appendix A, all defined contribution plans maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined contribution plan, and all defined benefit plans now or previously maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined benefit plan. In the event any of the actions to be taken pursuant to Section 5 of this Appendix A or pursuant to any language of similar import in another defined contribution plan are required to be taken as a result of the annual additions of a Member exceeding the limitations set forth in Section 1 of this Appendix A, because of the Member's participation in more than one defined contribution plan, the actions shall be taken first with regard to this Plan.


                                   SECTION 6

     In the event that as a result of either the allocation of forfeitures to the Account of a Member or a reasonable error in estimating the Member's Annual Compensation, the annual addition allocated to the Account of a Member exceeds the limitations set forth in Section 1 of this Appendix A or in the event that the aggregate contributions made on behalf of a Member under both a defined benefit plan and a defined contribution plan, subject to the reduction of allocations in other defined contribution plans required by Section 5 of this

Appendix A, cause the aggregate limitation fraction set forth in Section 3 of this Appendix A to be exceeded, the Plan Administrator shall, in writing, direct the Trustee to take such of the following actions as the Plan Administrator shall deem appropriate, specifying in each case the amount or amounts of contributions involved:

         (a) Contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan Section 3.1 with respect to which no contribution is made under Plan Section 3.2 shall be reduced in the amount of the excess and distributed to the Member;

         (b) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan Section 3.1 and contributions of the Plan Sponsor thereon pursuant to Plan Section 3.2 shall be reduced in the amount of the remaining excess. The amount of the reduction under Plan Section 3.1 shall be distributed to the Member. The amount of the reduction under Plan Section 3.2 shall be reallocated to the Matching Accounts of Members who are not affected by the limitation in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan Section 4.1 to the Accounts of such Members;

         (c) If further reduction is necessary, contributions made by the Plan on behalf of the Member pursuant to Plan Section 3.3 shall be reduced in the amount of the remaining excess. The amount of the reduction shall be reallocated to the Accounts of Members who are not affected by the limitations in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan Section 4.1(b) to the Accounts of such Members; and

         (d) If the contribution of the Plan Sponsor would cause the annual addition to exceed the limitations set forth herein with respect to all Members under the Plan, the portion of such contribution in excess of the limitations shall be segregated in a suspense account. While the suspense account is maintained, (1) no Plan Sponsor contributions under the Plan shall be made which would be precluded by this Appendix B, (2) income, gains and loses of the Fund shall not be allocated to such suspense account and (3) amounts in the suspense account shall be allocated in the same manner as Plan Sponsor contributions and forfeitures under the Plan as of each Valuation Date on which Plan Sponsor contributions may be allocated until the suspense account is exhausted. In the event of the termination of the Plan, the amounts in the suspense account shall be returned to the Plan Sponsor to the extent that such amounts may not then be allocated to the Members' Accounts.

                                   APPENDIX B
                              TOP-HEAVY PROVISIONS
                              --------------------


                                   SECTION 1

     As used in this Appendix B, the following words shall have the following meanings:

         (a) "Determination Date" means, with respect to any Plan Year, the
              ------------------
     last day of the preceding Plan Year, or, in the case of the first Plan Year, means the last day of the first Plan Year.

         (b) "Key Employee" means an Employee or former Employee (including a
              ------------
     Beneficiary of a Key Employee or former Key Employee) who at any time during the Plan Year containing the Determination Date or any of the four
     (4) preceding Plan Years is:

             (1) An officer of the Plan Sponsor or of any Affiliate whose Annual Compensation was greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan Year ends, where the term "officer" means an administrative executive in regular and continual service to the Plan Sponsor or Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of Clause (A) or (B) of this Subparagraph
         (1), where:

                 (A) equals fifty (50) Employees; and

                 (B) equals the greater of (i) three (3) Employees or (ii) ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer.

             If for any year no officer of the Plan Sponsor meets the requirements of this Subsection (a), the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subsection (a).

             (2) One of the ten (10) Employees owning both (A) more than one-half percent (1/2%) of the outstanding stock of the Plan Sponsor or an Affiliate, more than one-half percent (1/2%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, or more than one-half percent (1/2%) of the capital or profits interest in the Plan Sponsor or an Affiliate, and (B) the largest percentage ownership interests in the Plan Sponsor or any of its Affiliates, and whose Annual Compensation is equal to or greater than the amount in effect under Section 1(a) of Appendix A to the Plan for the calendar year in which the Determination Date falls; or

             (3) An owner of more than five percent (5%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate; or

             (4) An owner of more than one percent (1%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, and who in such Plan Year had Annual Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

     Employees other than Key Employees are sometimes referred to in this Appendix B, as "non-key employees."

          (c) "Required Aggregation Group" means:
               --------------------------

              (1) each plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401(a) in which a Key Employee is a Member, and

              (2) each other plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) and which enables any plan described in Subsection (a) of this Section to meet the requirements of Section 401(a)(4) or 410 of the Code.

          (d) (1) "Top-Heavy" means:
                   ---------

                  (A) if the Plan is not included in a Required Aggregation
              Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                      (i) the present value of the cumulative Accounts under the
                  Plan for all Key Employees exceeds 60 percent of the present value of the cumulative Accounts under the Plan for all Members; and

                      (ii) the Plan, when included in every potential
                  combination, if any, with any or all of:

                           (I)  any Required Aggregation Group, and

                           (II) any plan of the Plan Sponsor which is not part
                      of any Required Aggregation Group and which qualifies under Code Section 401 (a)

                      is part of a Top-Heavy Group (as defined in Paragraph (2)
                  of this Subsection); and

                  (B) if the Plan is included in a Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                      (i) the Required Aggregation Group is a Top-Heavy Group
                  (as defined in Paragraph (2) of this Subsection); and

                      (ii) the Required Aggregation Group, when included in
                  every potential combination, if any, with any or all of the plans of the Plan Sponsor and its Affiliates which are not part of the Required Aggregation Group and which qualify under Code Section 401(a), is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection).

                  (C) For purposes of Subparagraphs (A)(ii) and (B)(ii) of this
               Paragraph (1), any combination of plans must satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

               (2)  A group shall be deemed to be a Top-Heavy Group if:

                  (A) the sum, as of the Determination Date, of the present
               value of the cumulative accrued benefits for all Key Employees under all plans included in such group exceeds

                  (B) sixty percent (60%) of a similar sum determined for all participants in such plans.

               (3)(A) For purposes of this Section, the present value of the accrued benefit for any participant in a defined contribution plan as of any Determination Date or last day of a plan year shall be the sum of:

                      (i) as to any defined contribution plan other than a simplified employee pension, the account balance as of the most recent valuation date occurring within the plan year ending on the Determination Date or last day of a plan year, and

                      (ii) as to any simplified employee pension, the aggregate employer contributions, and

                      (iii) an adjustment for contributions due as of the
                   Determination Date or last day of a plan year.

                   In the case of a plan that is not subject to the minimum
               funding requirements of Code Section 412, the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date or last day of the plan year to the extent not included under Clause (i) or (ii) of this Subparagraph
               (A); provided, however, that in the first plan year of the plan, the adjustment in Clause (iii) of this Subparagraph (A) shall also reflect the amount of any contributions made thereafter that are allocated as of a date in such first plan year. In the case of a plan that is subject to the minimum funding requirements, the account balance in Clause (i) and the aggregate contributions in Clause (ii) of this Subparagraph (A) shall include contributions that would be allocated as of a date not later than the Determination Date or last day of a plan year, even though those amounts are not yet required to be contributed, and the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code Section 412(c)(10) to the extent not included under Clause (i) or (ii) of this Subparagraph (A).

                  (B) For purposes of this Subsection, the present value of the accrued benefit for any participant in a defined benefit plan as of any Determination Date or last day of a plan year must be determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date or last day of a plan year as if such participant terminated as of such valuation date; provided, however, that in the first plan year of a plan, the present value of the accrued benefit for a current participant must be determined either (i) as if the participant terminated service as of the Determination Date or last day of a plan year or (ii) as if the participant terminated service as of such valuation date, but taking into account the estimated accrued benefit as of the Determination Date or last day of a plan year. For purposes of this Subparagraph (B), the valuation date must be the same valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subparagraph (B) shall be established by the Plan Administrator after consultation with the actuary for the plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation Section 1.416-1.

                  (C) For purposes of determining the present value of the
               cumulative accrued benefit under a plan for any participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the 5-year period ending on the Determination Date or last day of the plan year that falls within the calendar year in which the Determination Date falls.

                  (D) For purposes of this Paragraph (3), participant
               contributions which are deductible as "qualified retirement contributions" within the meaning of Code Section 219 or any successor, as adjusted to reflect income, gains, losses, and other credits or charges attributable thereto, shall not be considered to be part of the accrued benefits under any plan.

                  (E) For purposes of this Paragraph (3), if any employee is not a Key Employee with respect to any plan for any plan year, but such employee was a Key Employee with respect to such plan for any prior plan year, any accrued benefit for such employee shall not be taken into account.

                  (F) For purposes of this Paragraph (3), if any employee has not performed any service for any Plan Sponsor or Affiliate maintaining the plan during the five-year period ending on the Determination Date, any accrued benefit for that employee shall not be taken into account.

                  (G) (i) In the case of an "unrelated rollover" (as defined below) between plans which qualify under Code Section 401(a),
                  (a) the plan providing the distribution shall count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall not consider the distribution part of the accrued benefit under this Section; and

                      (ii) in the case of a "related rollover" (as defined
                  below) between plans which qualify under Code Section 401(a),
                  (a) the plan providing the distribution shall not count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall consider the distribution part of the accrued benefit under this Section.

For purposes of this Subparagraph (G), an "unrelated rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is both initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer where the employers are not Affiliates. For purposes of this Subparagraph (G), a "related rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is either not initiated by the participant or made to a plan maintained by the employer or an Affiliate.


                                   SECTION 2

         (a) Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided in Subsection (b) of this Section, in any Plan Year during which the Plan is Top-Heavy, allocations of Plan Sponsor contributions for the Plan Year for the Account of each Member who is not a Key Employee and who has not separated from service with the Plan Sponsor prior to the end of the Plan Year shall not be less than 3 percent of the Member's Annual Compensation. For purposes of this Subsection, an allocation to a Member's Account resulting from any Plan Sponsor contribution attributable to a salary reduction or similar arrangement shall not be taken into account.

         (b) (1) The percentage referred to in Subsection (a) of this Section for any Plan Year shall not exceed the percentage at which allocations are made or required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for the Plan Year. For purposes of this Paragraph, an allocation to the Account of a Key Employee resulting from any Plan Sponsor contribution attributable to a salary reduction or similar agreement shall be taken into account.

             (2) For purposes of this Subsection (b), all defined contribution plans which are members of a Required Aggregation Group shall be treated as part of the Plan.

             (3) This Subsection (b) shall not apply to any plan which is a member of a Required Aggregation Group if the plan enables a defined benefit plan which is a member of the Required Aggregation Group to meet the requirements of Code Section 401(a)(4) or 410.


                                   SECTION 3

     In any limitation year (as defined in Section 4 of Appendix A to the Plan) which contains any portion of a Plan Year in which the Plan is Top-Heavy, the number "1.0" shall be substituted for the number "1.25" in Section 3 of Appendix A to the Plan.


                                   SECTION 4

     Notwithstanding anything contained in the Plan to the contrary, in any Plan Year during which the Plan is Top-Heavy, a Member's interest in his Account shall not vest at any rate which is slower than the following schedule, effective as of the first day of that Plan Year:

      Full Years of                 Percentage
     Vesting Service                  Vested
     ---------------                ----------

     Less than 3                        0%
     3 or More                        100%

                                   APPENDIX C
                        SPECIAL NONDISCRIMINATION RULES
                        -------------------------------


                                   SECTION 1

     As used in this Appendix, the following words shall have the following meanings:

         (a) "Eligible Member" means a Member who is an Employee during any
              ---------------
     particular Plan Year.

         (b) "Highly Compensated Eligible Member" means any Eligible Member
              ----------------------------------
     who is a Highly Compensated Employee.

         (c) "Matching Contribution" means any contribution made by a Plan
              ---------------------
     Sponsor to a Matching Account and any other contribution made to a plan by a Plan Sponsor or an Affiliate on behalf of an Employee on account of a contribution made by an Employee or on account of an Elective Deferral.

         (d) "Qualified Matching Contributions" means Matching Contributions
              --------------------------------
     which are immediately nonforfeitable when made, and which would be nonforfeitable, regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Section 401(k)(2)(B) of the Code and the regulations thereunder.

         (e) "Qualified Nonelective Contributions" means contributions of the
              -----------------------------------
     Plan Sponsor or an Affiliate, other than Matching Contributions or Elective Deferrals, which are nonforfeitable when made, and which would be nonforfeitable regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder.


                                   SECTION 2

     In addition to any other limitations set forth in the Plan, for each Plan Year one of the following tests must be satisfied:

         (a) the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year must not be more than the actual deferral percentage of all other Eligible Members for the preceding Plan Year multiplied by 1.25; or

         (b) the excess of the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year over that of all other Eligible Members for the preceding Plan Year must not be more than two (2) percentage points, and the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year must not be more than the actual deferral percentage of all other Eligible Members for the preceding Plan Year multiplied by two (2).

The "actual deferral percentage" for the Highly Compensated Eligible Members and all other Eligible Members for a Plan Year is the average in each group of the ratios, calculated separately for each Employee, of the Deferral Amounts contributed by the Plan Sponsor on behalf of an Employee for the Plan Year to the Annual Compensation of the Employee in the Plan Year. In addition, for purposes of calculating the "actual deferral percentage" as described above, Deferral Amounts of Employees who are not Highly Compensated Employees which are prohibited by Code Section 401(a)(30) shall not be taken into consideration. Except to the extent limited by Treasury Regulation section 1.401(k)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, all or part of the Qualified Matching Contributions and Qualified Nonelective Contributions made pursuant to the Plan may be treated as Deferral Amounts for purposes of determining the "actual deferral percentage."

     Notwithstanding anything to the contrary in the Plan, the Plan may utilize the transition rule under Internal Revenue Service Notice 97-2 regarding the use of current year data for calculating the actual deferral percentage.


                                   SECTION 3

     If the Deferral Amounts contributed on behalf of any Highly Compensated Eligible Member exceeds the amount permitted under the "actual deferral percentage" test described in Section 2 of this Appendix C for any given Plan Year, then before the end of the Plan Year following the Plan Year for which the Excess Deferral Amount was contributed, (a) the amount of the Excess Deferral Amount for the Plan Year, as adjusted to reflect income, gain, or loss attributable to it through the date the Excess Deferral Amount is distributed to the Member and reduced by any excess Elective Deferrals as determined pursuant to Plan Section 3.1 previously distributed to the Member for the Member's taxable year ending with or within the Plan Year, may be distributed to the Highly Compensated Eligible Member. The income allocable to such Excess Deferral Amount shall be determined in a similar manner as described in Section
4.2 of the Plan. The Excess Deferral Amount to be distributed shall be reduced by Deferral Amounts previously distributed for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral Amounts previously distributed for the Plan Year beginning in such taxable year. For all other purposes under the Plan other than this Appendix C recharacterized amounts shall continue to be treated as Deferral Amounts. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix C, pursuant to Treasury Regulations section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to this Section 3, and not Section 6 of Appendix C.

     For purposes of this Section 3, "Excess Deferral Amount" means, with respect to a Plan Year, the excess of:

         (a) the aggregate amount of Deferral Amounts contributed by a Plan Sponsor on behalf of Highly Compensated Eligible Members for the Plan Year, over

         (b) the maximum amount of Deferral Amounts permitted under Section 2 of this Appendix C for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Members in order of the amount of Deferral Amounts contributed by such Eligible Members beginning with the greatest of such amounts.

Distribution of the Excess Deferral Amounts for any Plan Year shall be made to the Highly Compensated Eligible Members on the basis of the respective portions of the Excess Deferral Amount attributable to each Highly Compensated Eligible Member.


                                   SECTION 4

     The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix C and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Members can elect to have contributed pursuant to Plan Section 3.1. Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied.


                                   SECTION 5

     In addition to any other limitations set forth in the Plan, Matching Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year must satisfy one of the following tests:

         (a) The contribution percentage for Highly Compensated Eligible Members for the Plan Year must not exceed 125% of the contribution percentage for all other Eligible Members for the preceding Plan Year; or

         (b) The contribution percentage for Highly Compensated Eligible Members for the Plan Year must not exceed the lesser of (1) 200% of the contribution percentage for all other Eligible Members for the preceding Plan Year, and (2) the contribution percentage for all other Eligible Members for the preceding Plan Year plus two (2) percentage points.

     Notwithstanding the foregoing, for purposes of this Section 5, the terms Highly Compensated Eligible Member and Eligible Member shall not include any Member who is not eligible to receive a Matching Contribution under the provisions of the Plan, other than as a result of the Member failing to contribute to the Plan or failing to have an Elective Deferral contributed to the Plan on the Member's behalf. Notwithstanding the foregoing, if Qualified Matching Contributions are taken into account for purposes of applying the test contained in Section 2 of this Appendix C, they shall not be taken into account under this Section 5. In applying the above tests, the Plan Administrator shall comply with any regulations promulgated by the Secretary of the Treasury which prevent or restrict the use of the test contained in Section 2(b) of this Appendix C and the test contained in Section 5(b) of this Appendix C. The "contribution percentage" for Highly Compensated Eligible Members and for all other Eligible Members for a Plan Year shall be the average of the ratios, calculated separately for each Member, of (A) to (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix C or Matching Contributions which are used to satisfy the minimum required contributions to the Accounts of Eligible Members who are not Key Employees pursuant to Section 1 of Appendix B to the Plan) and nondeductible employee contributions made under the Plan for the Eligible Member for the Plan Year, and where (B) is the Annual Compensation of the Eligible Member for the Plan Year. Except to the extent limited by Treasury Regulation Section

1.401(m)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Deferral Amounts and Qualified Nonelective Contributions as Matching Contributions for purpose of determining the "contribution percentage," provided the Deferral Amounts, excluding those treated as Matching Contributions, satisfy the test set forth in
Section 2 of Appendix C.

     Notwithstanding anything to the contrary in the Plan, the Plan may utilize the transition rule under Internal Revenue Service Notice 97-2 regarding the use of current year data for calculating the contribution percentage.


                                   SECTION 6

     If the Matching Contributions and nondeductible employee contributions and, if taken into account under Section 5 of this Appendix C, the Deferral Amounts made by or on behalf of Highly Compensated Eligible Members exceed the amount permitted under the "contribution percentage test" for any given Plan Year, then, before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made, the amount of the excess aggregate contributions attributable to the Plan for the Plan Year, as adjusted to reflect any income, gain or loss attributable to such contributions through the date the excess aggregate contributions are distributed or forfeited, shall be distributed or, if the excess aggregate contributions are forfeitable, forfeited. The income allocable to such contributions shall be determined in a similar manner as described in Section 4.2 of the Plan. As to any Highly Compensated Employee, any distribution or forfeiture of his allocable portion of the excess aggregate contributions for a Plan Year shall first be attributed to any nondeductible employee contributions made by the Member during the Plan Year for which no corresponding Plan Sponsor contribution is made and then to any remaining nondeductible employee contributions made by the Member during the Plan Year and any Matching Contributions thereon. As between the Plan and any other plan or plans maintained by the Plan Sponsor in which excess aggregate contributions for a Plan Year are held, each such plan shall distribute or forfeit a pro rata share of each class of contribution based on the respective amounts of a class of contribution made to each plan during the Plan Year. The payment of the excess aggregate contributions shall be made without regard to any other provision in the Plan. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix C, pursuant to Treasury Regulation section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to
Section 3 of Appendix C, and not this Section 6.

     For purposes of this Section 6, with respect to any Plan Year, "excess aggregate contributions" means the excess of:

         (a) the aggregate amount of the Matching Contributions and nondeductible employee contributions and, if taken into account under
     Section 5 of this Appendix C, the Deferral Amounts actually made on behalf of Highly Compensated Eligible Members for the Plan Year, over

         (b) the maximum amount of the contributions permitted under the limitations of Section 5 of this Appendix C, determined by reducing contributions made on behalf of Highly Compensated Eligible Members in order of the amount of such contributions beginning with the greatest of such amounts.

Distribution or forfeiture of nondeductible employee contributions or Matching Contributions in the amount of the excess aggregate contributions for any Plan Year shall be made with respect to Highly Compensated Employees on the basis of the respective portions of the excess aggregate contributions attributable to each Highly Compensated Employee. Forfeitures of excess aggregate contributions may not be allocated to Members whose contributions are reduced under this
Section 6.

     The determination of the amount of excess aggregate contributions under this Section 6 shall be made after (1) first determining the excess Elective Deferrals under Section 3.1(b) of the Plan, and (2) then determining the Excess Deferral Amounts under Section 3 of this Appendix C.

                                   SECTION 7

     Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Member is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Member to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the "actual deferral percentage" and "contribution percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

     Except to the extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the "contribution percentage" and "actual deferral percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

                                   APPENDIX D
                            SPECIAL TRANSITION RULES


                                   SECTION 1
                GRANCARE , INC. 401(K) SAVINGS PLAN PARTICIPANTS

     Notwithstanding the provisions of Section 8 of the Plan upon the merger of the GranCare, Inc. 401(k) Savings Plan with the Plan, the Accrued Benefit of a Member who was a participant in the GranCare, Inc. 401(k) Savings Plan shall be and become at all times 100% vested and nonforfeitable thereafter.

                                      D-1